Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies

Legal Proceedings

On March 4, 2011, Relator Marc Silver, on behalf of the U.S. Government and various state governments, filed a complaint in the United States District Court for the District of New Jersey (“the District Court”) against PharMerica, seeking relief, with respect to alleged violations of the federal False Claims Act and state false claims acts, including three times the amount of damages to the federal government plus civil penalties and no less than a certain amount for each alleged false claim, as well as any other recoveries or relief provided for by the federal False Claims Act; damages, fines, penalties, and other recoveries or relief permitted under state false claims acts; and other forms of relief, including attorneys’ fees. The complaint alleged that, in violation of the Anti-Kickback Statute and the False Claims Act, PharMerica offered below-cost or below-fair-market-value prices on drugs in exchange for so-called preferred or exclusive provider status that would allow PharMerica to dispense drugs to patients for which PharMerica could bill federal health care program payers. The U.S. Government and state governments declined to intervene in the case.

The District Court issued an order dismissing the case in full in 2016. In 2018, however, the Third Circuit Court of Appeals issued an order reinstating the case. In April 2023, the District Court issued an order denying Relator’s motion seeking to strike portions of the opinions of PharMerica’s experts and granted in part PharMerica’s motions to exclude Relator’s experts. On June 28, 2023, the District Court issued an order setting a trial date of December 4, 2023. On November 6, 2023, the District Court denied our motion for summary judgment. On November 18, 2023, the Company agreed to settle the matter without admitting liability. On May 29, 2024, the parties entered into a final settlement agreement, which was approved by both the United States Department of Justice and the District Court. The total financial impact of the settlement is $120.0 million; $110.0 million of which was paid during the year ended December 31, 2024, with the remaining $10.0 million in accrued expenses in the consolidated balance sheet as of December 31, 2024. As of December 31, 2023, the estimated financial impact of the settlement was $115.0 million, $105.0 million of which was included in accrued expenses and $10.0 million in long-term liabilities in the consolidated balance sheet. The District Court entered an order dismissing the Silver action in its entirety, with prejudice, on July 3, 2024.

The Company is also party to various legal and/or administrative proceedings arising out of the operation of our programs and arising in the ordinary course of business. We record accruals for such contingencies to the extent that we conclude it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. We do not believe the ultimate liability, if any, for outstanding proceedings or claims, individually or in the aggregate, in excess of amounts already provided, will have a material adverse effect on our consolidated financial condition, results of operations, or cash flows. It is reasonably possible that an adverse determination might have an impact on a particular period. While we believe our provision for legal contingencies is adequate, the outcome of legal proceedings is difficult to predict, and we may settle legal claims or be subject to judgments for amounts that exceed our estimates.